EXHIBIT 10.7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, St. George Investments LLC, a Utah limited liability company (“Assignor”), hereby assigns and transfers to Marijuana Company of America, Inc., a Utah corporation (“Assignee”), and Assignee hereby receives and accepts, all of Assignor’s right, title and interest in and to, free and clear of any lien, claim or encumbrance: (a) that certain Secured Convertible Promissory Note in the original face amount of $170,000.00 issued by Sunset Island Group, Inc., a Colorado corporation (the “Company”), to the order of Assignor on December 8, 2017 (“Note 1”), issued pursuant to that certain Securities Purchase Agreement by and between Assignor and the Company of even date therewith (“Purchase Agreement 1”); (b) all other Transaction Documents (as defined in Purchase Agreement 1) entered into in connection with Purchase Agreement 1; (c) that certain Secured Convertible Promissory Note in the original face amount of $4,245,000.00 issued by the Company, to the order of Assignor on February 13, 2018 (“Note 2”), issued pursuant to that certain Securities Purchase Agreement by and between Assignor and the Company of even date therewith (“Purchase Agreement 2”); (d) all other Transaction Documents (as defined in Purchase Agreement 2) entered into in connection with Purchase Agreement 2 other than the Warrants (as defined in Purchase Agreement 2) and the Investor Notes (as defined in Purchase Agreement 2); and (e) fifty (50) shares of Series A Preferred Stock of VBF Brands, Inc., a California corporation.

WITNESS our hands this __ day of September 2021.

ASSIGNOR:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., Manager

By:
John M. Fife, President

ASSIGNEE:

MARIJUANA COMPANY OF AMERICA, INC.

By:
Name:
Title:

COMPANY CONSENT

By signing below, the Company acknowledges and consents to this Assignment. Without limiting the foregoing, the Company specifically (1) consents to the assignment of Note 1 and Note 2 and the applicable related transaction documents, and (2) acknowledges and agrees that the Company’s execution hereof is a material inducement to Assignor and Assignee entering into this Assignment and consummating the transactions contemplated hereby.

SUNSET ISLAND GROUP, INC.

By:
Name:
Title: